                           OPPENHEIMER SENIOR FLOATING RATE FUND
                            Supplement dated July 1, 2008 to the
                             Prospectus dated November 16, 2007

This supplement amends the Prospectus of Oppenheimer Senior Floating Rate Fund (the
"Fund"), dated November 16, 2007, as follows, and replaces the supplements dated January
25, 2008 and March 20, 2008:

1.    The section titled "What is the Minimum You Must Invest?" is amended by adding the following bullet point to the end of that section:

o     The minimum purchase amounts listed do not apply to omnibus accounts.

2.    The first paragraph of the section titled "Can You Reduce Class A Sales Charges? -
   Right of Accumulation" is deleted in its entirety and replaced by the following:

o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or, Class C shares of the
       Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on
       which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts
       (including IRAs, 403(b) plans and advisor sold Section 529 plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K
       Plans for the benefit of a sole proprietor). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation.
       If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

3.    The section titled "Can You Reduce Class A Sales Charges? - Rights of Accumulation"
   is amended by adding the following paragraph to the end of that section:

      Beginning on January 1, 2008, investors may also count Class A, Class B, Class
      C, Class G and Class H unit purchases in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program
      Distributor, to determine which Class A sales charge will apply to a current
      Class A share purchase. You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

4.    The section titled "Can You Reduce Class A Sales Charges? - Letters of Intent" is
   amended to reflect that purchases made before the date of submitting a Letter of Intent will not be counted towards satisfying the purchases specified in the Letter. The Letter of Intent period will begin on the date of the first purchase following the submission of the Letter and will run for 13 months.

5.    The section titled "Can You Reduce Class A Sales Charges? - Letter of Intent" is
   amended by adding the following paragraph to the end of that section:

      Beginning on January 1, 2008, investors may also count Class A, Class B, Class C,
      Class G and Class H unit purchases in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program
      Distributor, in determining the share purchases that qualify for a Letter of
      Intent. You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

6.    The section titled "Other Special Sales Charge Arrangements and Waivers -
   Reinvestment Privilege" is amended by adding the following sentence to the end of that section:

      This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

7.    The section titled "How the Fund is Managed - Portfolio Managers" on page 32 of the
   Prospectus is deleted in its entirety and replaced with the following:

      Portfolio Managers.  The Fund's portfolio is managed by Joseph Welsh and Margaret
      Hui who are primarily responsible for the day-to-day management of the Fund's investments.

      Mr. Welsh has been a Vice President and portfolio manager of the Fund since
      September 1999.  Mr. Welsh has been a Vice President of the Manager since December
      2000 and of HarbourView Asset Management Corporation since September 2002.  He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996.

      Ms. Hui has been a Vice President and portfolio manager of the Fund since October
      1999 and has been a Vice President of the Manager since February 2005. Ms. Hui was an Assistant Vice President of the Manager from October 1999 to January 2005.

      The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

8.    In the section titled "Distribution and Service Plans - Distribution and Service
   Plans for Class B and Class C Shares," the fourth paragraph is deleted in its entirety and is replaced by the following:

      The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total amount paid by the
      Distributor to the dealer at the time of sale of Class B shares is therefore
      3.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class
      B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

July 1, 2008                                               PS0291.030